SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A /1/

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): JANUARY 1, 2004

                             FIRST DELTAVISION, INC.

                          (EXACT NAME OF REGISTRANT AS
                              SPECIFIED IN CHARTER)

              NEVADA                    0-23511                 87-0412182
   (STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
        OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NO.)

         695 TOWN CENTER DRIVE, SUITE 260, COSTA MESA, CALIFORNIA 92626
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (714) 434-9191

           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

/1/ This Report amends the Registrant's report on Form 8-K originally filed with the Securities and Exchange Commission on January 16, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         On January 16, 2004, First Deltavision, Inc., a Nevada corporation ("FDTV"), filed a Current Report on Form 8-K to report its acquisition of Mogel Management Group, Inc. ("Mogel"). As permitted under Items 7(a)(4) and 7(b)(2) of Form 8-K, FDTV indicated that it would file the financial statements and pro forma financial information required under Item 7 of Form 8-K no later than the date required. This Amendment No. 1 of Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report on Form 8-K filed by FDTV on January 16, 2004.

     (a) Financial Statements

      The financial statements required by this item are included as an exhibit hereto.

     (b) Pro Forma Financial Information

      The pro forma financial information required by this item is included as an exhibit hereto.

     (c) Exhibits

2.1 Securities Purchase Agreement by and among First Deltavision, Inc., Mogel Management Group, Inc., and the stockholders of Mogel Management Group, Inc., dated as of January 1, 2004 (previously filed with the Securities and Exchange Commission on January 16, 2004 as Exhibit 2.1 to FDTV's Current Report on Form 8-K, and incorporated herein by this reference).

99.1 Financial statements of Mogel Management Group, Inc. for the year ended December 31, 2003.

99.2 Unaudited pro forma condensed combined financial statements giving effect to the combination of FDTV and Mogel Management Group, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 First Deltavision, Inc.

Date: March 16, 2004                             By:    /s/ Bruce Mogel
                                                        ---------------
                                                 Name:  Bruce Mogel
                                                 Title: Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT               DESCRIPTION
NUMBER

2.1 Securities Purchase Agreement by and among First Deltavision, Inc., Mogel Management Group, Inc., and the stockholders of Mogel Management Group, Inc., dated as of January 1, 2004 (previously filed with the Securities and Exchange Commission on January 16, 2004 as Exhibit 2.1 to FDTV's Current Report on Form 8-K, and incorporated herein by this reference).

99.1 Financial statements of Mogel Management Group, Inc. for the year ended December 31, 2003.

99.2 Unaudited pro forma condensed combined financial statements giving effect to the combination of FDTV and Mogel Management Group, Inc.